FREEPORT-MCMORAN COPPER & GOLD

3rd Quarter 2009 Earnings Conference Call



Core Assets

October 21, 2009

FCX LISTED NYSE

www.fcx.com

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement Regarding Forward-Looking Statements

Core Assets

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, potential prepayments of debt, projected EBITDA and the timing of dividend payments. The declaration and payment of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update the forward-looking statements in this presentation and does not intend to update the forward-looking statements more frequently than quarterly. Additionally, important factors that might cause future results to differ from results anticipated by forward-looking statements include mine sequencing, production rates, industry risks, commodity prices, political risks, potential effects of the recent violence in Indonesia, potential outcomes of the contract review process in the Democratic Republic of Congo, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission (SEC), as updated by our subsequent filings with the SEC.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

3Q09 Highlights

Sales Data	3Q09	3Q08
Copper		
Consolidated Volumes *(mm lbs)*	1,000	1,016
Average Realization *(per lb)*	$2.75	$3.14
Site Production & Delivery Unit Costs (1) *(per lb)*	$1.15	$1.66
Unit Net Cash Costs (1) *(per lb)*	$0.50	$1.29
Gold		
Consolidated Volumes *(000's ozs)*	706	307
Realization *(per oz)*	$987	$869
Molybdenum		
Consolidated Volumes *(mm lbs)*	16	19
Realization *(per lb)*	$13.95	$32.11
Financial Results *(in millions, except per share amounts)*		
Revenues	$4,144	$4,616
Net Income Attributable to Common Stock	$925	$523
Diluted Earnings Per Share	$2.07	$1.31
Operating Cash Flows (2)	$1,954	$1,545
Capital Expenditures	$244	$766

(1) Excludes Africa operations which are continuing start-up activities

(2) Includes working capital sources of $450 mm in 3Q09 and $568 mm in 3Q08

FREEPORT-MCMORAN COPPER & GOLD

Strong Operating & Cost Performance in 3Q09

Core Assets

- **Strong Volumes**
  - **Access to high-grade section of the Grasberg Open Pit**
  - **Solid Results in the Americas**
  - **Tenke Start-up**
- **Achieving Cost Reductions**
  - **Revised Operating Plans**
  - **Grasberg Ore Grades**
  - **Aggressive Cost Management/Lower Input Costs**

Consolidated sales volumes higher than July estimates*

- **Cu +10% (90 mm lbs)**
- **Au +28% (156 k ozs)**
- **Mo +7% (1 mm lbs)**

Consolidated Site Production & Delivery

(excludes Africa)

$ per pound of copper



31% Reduction
$1.66
$1.15
Unit Net Cash Costs $1.29
Unit Net Cash Costs $0.50
3Q08
3Q09

** Projected sales volumes for 2009 approximate 4.0 bn lbs of copper (compared with 3.9 bn lbs in July 2009) and 2.5 mm ozs of gold (compared with 2.4 mm ozs in July 2009)*

Freeport-McMoRan Copper & Gold

Core Assets

Quarterly Operating Highlights

3Q09 Unit Production Costs

(per pound of copper)

	North America	South America	Indonesia	**Consolidated**[(1)]
Cash Unit Costs				
Site Production & Delivery[(2)]	$1.22	$1.14	$1.10	**$1.15**
Royalties[(2)]	-	-	0.12	**0.04**
Treatment Charges	0.08	0.15	0.24	**0.16**
By-product Credits	(0.29)	(0.10)	(2.10)	**(0.85)**
Unit Net Cash Costs (Credits)	$1.01	$1.19	$(0.64)	**$0.50**

Sales From Mines for 3Q by Region

North America



303
361
16
19(3)
Cu
mm lbs
Mo
mm lbs
3Q09
3Q08
3Q09
3Q08

South America



327
391
Au
000's ozs
20
30
Cu
mm lbs
3Q09
3Q08
3Q09
3Q08

Indonesia



330
264
683
271
Cu
mm lbs
Au
000's ozs
3Q09
3Q08
3Q09
3Q08

(1) Excludes Africa operations which are continuing start-up activities.
(2) Profit sharing in South America and severance taxes in North America included in production costs.
(3) Includes molybdenum from South America.
NOTE: For a reconciliation of unit net cash cost per pound to production and delivery cost applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's web site.

FREEPORT-McMoRAN COPPER & GOLD

Core Assets

Markets



LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,000
1,750
1,500
1,250
1,000
750
500
250
0
400
350
300
250
200
150
100
50
0
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$1,200
$1,000
$800
$600
$400
$200
$0
Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09

* Metals Week – Molybdenum Dealer Oxide Price

FREEPORT-MCMORAN COPPER & GOLD


Core Assets

Sales Profile 2007 - 2010e

Copper Sales (billion lbs)


5
4
3
2
1
0
3.9
4.1
4.0
3.8
2007 Pro Forma*
2008
2009e
2010e

Note: Consolidated copper sales include approximately 647 mm lbs in 2007, 699 mm lbs in 2008, 740 mm lbs in 2009e, and 760 mm lbs in 2010e for noncontrolling interest; excludes purchased copper

* 2007 includes pre-acquisition sales of 505 mm lbs of copper, 18 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)


3
2
1
0
2.3
1.3
2.5
1.9
2007 Pro Forma*
2008
2009e
2010e

Note: Consolidated gold sales include approximately 228 k oz in 2007, 134 k oz in 2008, 245 k oz in 2009e, and 185 k oz in 2010e for noncontrolling interest

Molybdenum Sales (million lbs)


100
80
60
40
20
0
69
71
56
60
2007 Pro Forma*
2008
2009e
2010e

e = estimate. Please see Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD



Core Assets

2009e Quarterly Payable Metal Sales

Copper Sales (million lbs)



1,250
1,000
750
500
250
0
1,020
1,102
1,000
915
1Q09
2Q09
3Q09
4Q09e

Note: Consolidated copper sales include approximately 174 mm lbs in 1Q09, 196 mm lbs in 2Q09, 180 mm lbs in 3Q09 and 190 mm lbs in 4Q09e for noncontrolling interest; excludes purchased copper

Gold Sales (thousand ozs)



800
600
400
200
0
545
837
706
425
1Q09
2Q09
3Q09
4Q09e

Note: Consolidated gold sales include approximately 53 k oz in 1Q09, 81 k oz in 2Q09, 69 k oz in 3Q09 and 42 k oz in 4Q09e for noncontrolling interest

Molybdenum Sales (million lbs)



25
20
15
10
5
0
10
16
16
14
1Q09
2Q09
3Q09
4Q09e

e = estimate. Please see Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

2009e Sales and Unit Production Costs by Region

Core Assets

2009e Sales by Region [(1)]



North America
1,165
Cu
mm lbs
56
Mo
mm lbs
South America
1,385
Cu
mm lbs
Au
mm ozs
0.1
Indonesia
1,370
Cu
mm lbs
2.4
Au
mm ozs

(per pound of copper) Cash Unit Costs [(2)]	North America	South America	Indonesia	Consolidated [(3)]
Site Production & Delivery [(4)]	$1.26	$1.08	$1.07	$1.13
Royalties [(4)]	-	-	0.10	0.03
Treatment Charges	0.08	0.15	0.22	0.15
By-product Credits	(0.22)	(0.12)	(1.72)	(0.71)
Unit Net Cash Costs (Credits)	$1.12	$1.11	$(0.33)	$0.60

(1) 2009e sales also include approximately 115 MM pounds of copper from Africa

(2) Estimates assume average prices of $2.75/lb for copper, $1,000/oz for gold and $10/lb for molybdenum in 4Q09. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(3) 2009e consolidated amounts exclude Africa

(4) Production costs include profit sharing in South America and severance taxes in North America

Note: e = estimate. See Cautionary Statement.

A World of Opportunities

Exploration Targets in Major Mineral Districts


Safford/Lone Star/Morenci District


Cerro Verde


Tenke Fungurume/Africa


Grasberg/Indonesia

Exploration
<u>in 2009e</u>
$75 million


South America 16%
North America 24%
Africa 35%
Indonesia 18%
7%
Australasia & Other Areas

Activities focused on incorporating significant data obtained in 2007 and 2008 into our future plans

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

2010e Annual EBITDA

($900 Gold & $8 Molybdenum)



(US$ billions)
$10
$8
$6
$4
$2
$0
Cu $2.25/lb
Cu $2.75/lb
Cu $3.25/lb

2010e Annual Operating Cash Flow (excluding Working Capital changes)

($900 Gold & $8 Molybdenum)



(US$ billions)
$6
$4
$2
$0
Cu $2.25/lb
Cu $2.75/lb
Cu $3.25/lb

Note: For 2010e, each $50/oz change in gold approximates $90 million to EBITDA and $50 million to operating cash flow; each $2.00/lb of molybdenum approximates $110 million to EBITDA and $90 mm to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement

Sensitivities 2010e

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	**$375**	**$260**
Molybdenum: -/+ $1.00/lb	**$55**	**$45**
Gold: -/+ $50/ounce	**$90**	**$50**
Diesel (1): -/+ 10%	**$35**	**$25**
Purchased Power (2): -/+ 10%	**$40**	**$25**
Currencies (3): +/- 10%	**$110**	**$70**

(1) $1.90/gallon base case assumption
(2) 6.6¢/kWh base case assumption
(3) U.S. Dollar Exchange Rates: 575 Chilean peso, 10,500 Indonesian rupiah, $0.80 Australian dollar, $1.40 Euro, 3.00 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Capital Expenditures (1)


Major Projects
All Other
(US$ billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.7
1.1
1.6
$1.4
0.6
0.8 (2)
$1.4
0.7
0.7 (3)
2008
2009e
2010e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions
(2) Includes Tenke development and Grasberg underground development
(3) Includes Grasberg underground development and El Abra sulfide
Note: Includes capitalized interest. e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

Development Project Update
North and South America

Core Assets



Miami Mine Restart

- Restart of the Miami mine
- Ramp up to 100MM lbs Cu/year by second half 2011
- $40MM project, primarily mining equipment
- 12/31/08 reserves of 600MM lbs Cu

Cerro Verde Expansion

- $50MM project to increase mill rate from 108K t/d to 120K t/d
- 30MM lbs Cu per year of incremental metal at low cash cost
- Continue to review larger expansion opportunities


Cerro Verde Concentrator

El Abra Sulfolix Project

- Resume construction activities for the project, deferred as a result of market conditions at the end of 2008
- Large sulfide mineral deposit underlying current oxide pit
- New leach pad & modifications to existing crushing plant
- Extends mine life 10+ years
- Provides ~300MM lbs copper/year aggregate to replace oxides
- $600MM project through 2015 with $450MM to be spent on the initial phase to be completed in 2012*


El Abra Pit

** approximately $350mm remaining to be spent on the initial phase*

Long-Term Underground Mine Development in Indonesia

- **Several large-scale underground projects to develop significant underground reserves**
- **DOZ approaching expanded 80,000 t/d rates**
- **Big Gossan mine – small, high-grade mine with full rates by late 2012**
- **Grasberg Block Cave – continuing development to ramp-up upon completion of the open pit**
- **Deep MLZ – completing Feasibility Study with mine start-up as the DOZ ramps down**


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Big Gossan
DOZ
DMLZ

Tenke Fungurume

- During 3Q09, 54MM lbs Cu produced & 40MM lbs Cu sold; 1MM lbs Co produced
- Construction activities substantially complete; cobalt plant operating & acid plant started up in 3Q09
- Ramping up to full capacity; aggregate annual production of 250MM lbs Cu & 18MM lbs Co
- Exploration activities continue to support opportunities for future expansion
- Plan to commence feasibility study in 4Q09 to evaluate second phase of the project, optimizing current plant and potentially increasing capacity by 50%


Kwatebala Mine


Processing Facilities

FREEPORT-MCMORAN COPPER & GOLD

Tenke Fungurume Project Highlights

Core Assets

- **Largest Investment in DRC - ~$2.0 billion**
- **World-Class Design & Construction**
- **Significant Infrastructure Upgrades**
- **Expanding Social & Community Programs**



Workers install a liner for the Tailings Storage Facility



Children use one of the additional potable water wells at Fungurume

- **Project Provides Important Benefits:**
  - **Employment**
  - **Local Services**
  - **Taxes**
  - **Royalties**
  - **Dividend Payments**

Balance Sheet

- Debt at 9/30/09: $6.6 Billion; Cash at 9/30/09: $2.3 Billion
- Significant Liquidity
- Strong Credit Metrics
- No Near-term Maturities
- $638 MM in Senior Note Repayments Through October 20*
  - $340 MM in 6⅞% Senior Notes
  - $141 MM in 8.25% Senior Notes
  - $157 MM in 8.375% Senior Notes
- Converted $831 Million in Preferred Stock to Common Equity in September 2009

** Includes $107 MM since September 30, 2009*

FCX Debt Maturities 9/30/09

(US$ millions)


$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$26
$20
$119
$63
$1
$1
$2,402
Floating Rate & 8.25% Senior Notes
$3,990
8.375% Senior Notes and PD Senior Notes
2009
2010
2011
2012
2013
2014
2015
Thereafter
Public Debt
Other Debt

Total Debt & Cash at 9/30/09
(US$ billions)

Public Debt	$6.3
Other Debt	0.3
Total Debt	$6.6
Consolidated Cash	$2.3


Core Assets

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Aggressive Cost Management
- Invest in Attractive Growth Projects as Economic Conditions Warrant
- Opportunistic Debt Repayment
- Board Action to Reinstate Common Dividend: $0.60/share per annum
- Board to Review Financial Policy on an Ongoing Basis

FCX Investment Summary

- **World's Premier Publicly Traded Copper Company**
- **World's Largest Molybdenum Producer & Significant Gold Producer**
- **Long-lived Reserves, Geographically Diverse Operations**
- **Flexible Operating Structure Can Respond to Varying Market Conditions**
- **Significant Reserve Growth**

Reference Slides

Freeport-McMoRan Copper & Gold

Grasberg Open Pit

Core Assets


9N
8E
7S
9S
8S
N

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2009e-2013e

2009e – 2013e PT-FI Share
Total: 6.1 billion lbs copper
Annual Average: 1.2 billion lbs

2009e – 2013e PT-FI Share
Total: 9.1 million ozs gold
Annual Average: 1.8 million ozs


Copper, billion lbs
Gold, million ozs
1.4
2.4
1.3
1.8
1.1
1.9
1.1
1.3
1.2
1.7
2009e
2010e
2011e
2012e
2013e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2009

Copper Equivalent Cross Section

Core Assets


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
1Q09
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009

Copper Equivalent Cross Section


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
2Q09
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2009

Copper Equivalent Cross Section

Core Assets


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
3Q09
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Core Assets

Mining Sequence in 2009

Copper Equivalent Cross Section


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
4Q09
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2010

Copper Equivalent Cross Section

Core Assets



A
B
8E is the Primary Ore Pushback in 2010
9S
End 2009
8E
2010
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2012

Copper Equivalent Cross Section

Core Assets


A
B
9N is the Primary Ore Pushback in 2012
9S
9N
End 2011
2012
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-McMoRAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section

Core Assets



A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
End 2012
9N
2013
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq